METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED JANUARY 18, 2012

TO

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011 (THE “SAI”)

ARTIO INTERNATIONAL STOCK PORTFOLIO

The Board of Directors of Metropolitan Series Fund, Inc. (the “Fund”) has approved a change of subadviser for the Artio International Stock Portfolio from Artio Global Management LLC (“Artio”) to Baillie Gifford Overseas Limited (“Baillie Gifford”) to be effective February 1, 2012, pursuant to a new subadvisory agreement between the Fund’s investment adviser, MetLife Advisers, LLC, and Baillie Gifford. Effective February 1, 2012, the name of the Artio International Stock Portfolio will change to Baillie Gifford International Stock Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the SAI will change to the Portfolio’s new name and references in the Fund’s SAI to Artio will change to Baillie Gifford. The Insurance Companies (as defined in the Fund’s prospectus) may temporarily continue to refer to Artio and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In addition, the following changes to the sections of the SAI describing the Artio International Stock Portfolio are effective February 1, 2012:

Investment Policies

In the section of the SAI entitled “Investment Policies—Artio International Stock Portfolio,” references to Artio and Artio International Stock Portfolio are deleted, and the second sentence of the first paragraph is deleted in its entirety and replaced with the following:

The Portfolio may make significant investments in securities of emerging market issuers, and the percentage of the Portfolio invested in emerging market issuers may exceed, under normal circumstances, the percentage of the MSCI All Country World ex-U.S. Index (the “Index”) represented by emerging market issuers by up to 15 percentage points. For example, if securities of emerging market issuers represent 25% of the value of the Index, the Portfolio could, under normal circumstances, invest up to 40% of its total assets in securities of emerging market issuers.

Advisory Arrangements

In the section of the SAI entitled “Advisory Arrangements,” all references to Artio International Stock Portfolio are deleted and the following is added to the subsection entitled “Advisory Structure”:

Baillie Gifford serves as the investment subadviser of Baillie Gifford International Stock pursuant to an investment subadvisory agreement. Baillie Gifford is a wholly-owned subsidiary of Baillie Gifford & Co., which is controlled by its full-time working partners. Both Baillie Gifford and Baillie Gifford & Co. are authorized and regulated in the United Kingdom by the Financial Services Authority.

In the subsection of the SAI entitled “Advisory Fee Waivers” of the section entitled “Advisory Arrangements,” the section of the table relating to Artio International Stock Portfolio is replaced with the following:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period February 1, 2012 through April 30, 2012, to reduce its advisory fees set out above under “Advisory Fees” for each class of the Portfolios listed below as follows:

Portfolio	Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
Baillie Gifford International Stock Portfolio	0.00%	First $156,250,000
	0.08%	Next $243,750,000
	0.18%	Next $500 million
	0.15%	Next $100 million
	0.10%	Over $1 billion

In the subsection of the SAI entitled “Subadvisory Fees” of the section entitled “Advisory Arrangements,” the section of the table relating to Artio International Stock Portfolio is replaced with the following:

Portfolio	Annual Percentage Rate Paid by MetLife Advisers to the Subadvisers	Average Daily Net Asset Value Levels
Baillie Gifford International Stock Portfolio	0.6%	First $25 million
	0.5%	Next $75 million
	0.4%	Next $300 million
	0.3%	Over $400 million

In the subsection of the SAI entitled “Subadvisory Fees” of the section entitled “Advisory Arrangements,” footnote (a) is amended and restated as:

Prior to February 1, 2012, the subadvisory fee rate for Baillie Gifford International Stock was at the annual rate of 0.4% of the first $1 billion of the Portfolio’s average daily net assets; 0.375% of the next $500 million and 0.350% for such assets over $1.5 billion. Prior to March 3, 2011, the subadvisory fee rate for Baillie Gifford International Stock was at the annual rate of 0.80% of the first $20 million of the Portfolio’s average daily net assets; 0.60% of the next $20 million; 0.50% of the next $60 million and 0.40% of such assets over $100 million.

Portfolio Managers

In the section of the SAI entitled “Portfolio Managers,” all references to Artio International Stock Portfolio are deleted and the following is added:

Baillie Gifford International Stock Portfolio

Other Accounts Managed (as of December 31, 2011)

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Gerald Smith	Registered investment companies	1	$1,277,000,000	0	N/A
	Other pooled investment vehicles	2	$1,779,000,000	0	N/A
	Other accounts	31	$8,766,000,000	5	$1,961,000,000
Angus Franklin	Registered investment companies	1	$1,277,000,000	0	N/A
	Other pooled investment vehicles	0	N/A	0	N/A
	Other accounts	29	$7,178,000,000	5	$1,961,000,000
Jonathan Bates	Registered investment companies	1	$1,277,000,000	0	N/A
	Other pooled investment vehicles	0	N/A	0	N/A
	Other accounts	29	$7,178,000,000	5	$1,961,000,000

In addition, as of December 31, 2011, neither Messrs. Bates, Franklin nor Smith beneficially owned equity securities of any Portfolio for which they served as portfolio manager.

Material Conflicts of Interest

Baillie Gifford’s individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between the Baillie Gifford International Stock Portfolio and other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

Compensation arrangements within Baillie Gifford vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co.

For employees, a portfolio manager’s compensation generally consists of base salary, annual bonus, and payments under Baillie Gifford’s long term incentive program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees.

A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analysis.

A portfolio manager’s annual bonus is determined by a number of factors, including investment performance, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. Investment performance is measured over three years and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff. The bonus is paid on an annual basis. Senior staff may also be eligible to receive an additional deferred bonus.

Gerald Smith and Jonathan Bates are partners of Baillie Gifford & Co. Their remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co. and length of service. The basis for the profit share is detailed in the Baillie Gifford & Co. Partnership Agreement.

Information About Proxy Voting Policies and Procedures

Information about proxy voting policies and procedures followed by Baillie Gifford with respect to the Baillie Gifford International Stock Portfolio is attached to this supplement.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE.

Baillie Gifford Overseas Limited

Summary Description of Proxy Voting

Policies and Procedures

General Statement and Approach

Baillie Gifford Overseas Limited (“BGO”) recognises that it has a fiduciary duty to act solely in the best interests of its clients. In that regard BGO and its affiliates (collectively, “Baillie Gifford”) have adopted Global Corporate Governance Principles and Guidelines (the “Guidelines”), which include proxy voting policies and procedures that are designed, among other things, to ensure that proxies for the securities owned by clients for which BGO exercises voting authority and discretion are voted in the best interests of those clients in accordance with BGO’s fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law.

The Guidelines include principles (the “Principles”) that articulate corporate governance standards relating to the basic rights and equitable treatment of shareholders, the role of stakeholders (as established by law), disclosure and transparency on all material matters, and the responsibilities and accountability of the board of directors. The Principles are based upon the widely supported principles developed by the Organisation for Economic Co-operation and Development, which BGO believes are appropriate for most markets. BGO recognizes, however, that given the differences in national corporate and market regulation, one set of standards is unlikely to be appropriate for all of the markets in which it invests. Therefore, the Guidelines include as appendices detailed corporate governance standards for the United Kingdom and Japan and may include overseas corporate governance codes, where these are available and appropriate. In order to provide an indication of how the Principles should be interpreted in practice, the Guidelines include some “best practice” guidelines as to voting on specific issues (e.g. opposing the re-election of non-executive directors who are not independent if they are members of the audit or remuneration committees or if less than three or a minority of the board’s nonexecutive directors is independent; and executive remuneration schemes which incorporate insufficiently challenging performance targets.) BGO recognises, however, that companies within particular markets operate under significantly differing conditions and for this reason it does not apply any of the principles, practices or standards included in the Guidelines rigidly. Rather, it applies them with care, giving due consideration to the specific circumstances of individual companies. In this way it takes a pragmatic and flexible approach to corporate governance, consistent with its overriding aim of looking after the long term financial interests of its clients.

BGO looks to have confidence in the quality and integrity of management. Consequently, its investment process involves keeping closely in touch with company management, learning how it plans to take the company’s business forward and seeking to understand its goals and attitude towards shareholders. BGO believes that such dialogue is important in selecting successful investments for its clients. Nevertheless, where the formal aspects of a company’s corporate governance fall short of the Guidelines and this is not fully supported by its circumstances, BGO encourages improvements in face to face meetings and, where appropriate, votes against management recommendations at general meetings.

Proxy Voting Administration

Baillie Gifford’s Corporate Governance Team develops and administers the Guidelines. The Corporate Governance Team sits alongside the investment teams and is supported by personnel dedicated to the voting of proxies. The Head of Corporate Governance reports to a Senior Investment Manager. In evaluating each proxy, the Corporate Governance Team considers the Guidelines, third party analysis, Baillie Gifford’s own research and discussions with company management. If a proxy involves a non-routine matter, the Corporate Governance Team will typically consult with the appropriate investment team regarding the proposed vote.

Conflicts of Interest

BGO recognises the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom Baillie Gifford has a material business or personal relationship. The Head of Corporate Governance is responsible for monitoring possible material conflicts of interest with respect to proxy voting. Application of the Guidelines to vote proxies will in most instances adequately address any possible conflicts of interest. However, as noted above, BGO takes a pragmatic view and does not rigidly apply the Guidelines as proxies may relate to matters not specifically addressed in the Guidelines. For proxy votes that involve a potential conflict of interest or, that are inconsistent with (or not covered by) the Guidelines Baillie Gifford has an internal process to review the proposed voting rationale. It would consider whether business relationships between Baillie Gifford and the company have influenced the proposed vote and decide the course of action to be taken in the best interests of its clients.

If BGO invests on behalf of its advisory clients in pooled vehicles advised by Baillie Gifford (in-house pooled funds), it will provide such clients with the opportunity to direct how their units in these funds should be voted on non-routine matters.

Overseas Voting – Share Blocking

Where our clients have delegated their voting rights to us, we endeavour to vote all of their shares in all markets. However, it is difficult to vote in some overseas markets because of costly trading restrictions. For example, in the Dutch and Italian markets, our clients’ shares are ‘blocked’, which means that we are unable to sell from the time that we vote until the close of the company meeting. This is clearly a risk to our clients, particularly if we believe that it is in their best interests to sell the shares. We will therefore only vote in these markets where we consider the benefits of voting our clients’ shares, such as approving a merger or acquisition, exceed the risks involved.

Proxy Voting Record and Full Guidelines

Clients may obtain a copy of the Guidelines and information on how BGO has voted their shares by contacting their usual client contact. The Guidelines are also available on Baillie Gifford’s website, at www.bailliegifford.com.